UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 27, 2020

COLUMBIA SPORTSWEAR COMPANY
(Exact name of registrant as specified in its charter)

Oregon	000-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
14375 Northwest Science Park Drive
Portland, Oregon 97229
(Address of principal executive offices) (Zip code)
(503) 985-4000
(Registrant’s telephone number, including area code)
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	COLM	Nasdaq Global Select Market
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On October 27, 2020, Thomas B. Cusick informed Columbia Sportswear Company (the “Company”) of his intention to retire. On February 1, 2021, Mr. Cusick will step down from his role as Executive Vice President and Chief Operating Officer and transition to a part-time role with the Company, assisting with operational matters until his retirement from the Company in the second half of 2021.

In accordance with pre-established transition plans, effective November 2, 2020, Lisa A. Kulok, 55, Senior Vice President, Global Supply Chain Operations and Manufacturing, will become Executive Vice President, Chief Supply Chain Officer and Jim A. Swanson, 46, Senior Vice President and Chief Financial Officer, will become Executive Vice President and Chief Financial Officer.

Mr. Swanson has served as Senior Vice President and Chief Financial Officer at the Company since 2017. Mr. Swanson joined Columbia Sportswear in April 2003 as Global Senior Financial Analyst and has served in numerous roles of increasing responsibility during his tenure, being named Vice President of Finance in May 2015. Prior to joining Columbia, Mr. Swanson served in a variety of financial planning and analysis, tax, and accounting roles, including senior financial analyst at Freightliner Corporation and at Tality Corporation - a wholly-owned subsidiary of Cadence Design Systems, and as a senior tax and business advisory associate at Arthur Andersen.

In addition, on October 29, 2020, the Company announced that, effective November 2, 2020, Franco Fogliato, 51, Executive Vice President, Americas General Manager, will transition to Executive Vice President, Global Omni-Channel. Mr. Fogliato joined Columbia in November 2013 as Senior Vice President and General Manager EMEA Direct Sales. He was promoted to Senior Vice President and General Manager of EMEA region in 2016 and to Executive Vice President, Americas General Manager in 2017. Prior to joining Columbia, Mr. Fogliato served as general manager of Europe for the Billabong Group (BBG.AX) in Europe from 2004 to 2013 and as a member of company's executive board. From 1997 through 2003, Mr. Fogliato held various European leadership roles with The North Face® brand, culminating as general manager of Western Europe.

ITEM 7.01 REGULATION FD DISCLOSURE

On October 29, 2020, the Company issued a press release announcing the senior leadership changes. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

99.1	Press Release dated October 29, 2020 (furnished pursuant to Item 7.01 hereof).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA SPORTSWEAR COMPANY

Dated: October 29, 2020	By:	/S/ PETER J. BRAGDON
Peter J. Bragdon
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary